SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

Alcan Inc.
 (Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2 (Address of principal executive offices, including postal code)
(514) 848-8000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Paragraphs (b) and (c): Alcan Inc. announces two key appointments to its executive management team following last week's announcement of Cynthia Carroll's upcoming departure.

The appointments are effective December 1, 2006:

i)     Michel Jacques (currently President and CEO, Alcan Engineered Products) is appointed President and CEO, Alcan Primary Metal Group, and

ii)    Christel Bories (currently President and CEO, Alcan Packaging) is appointed President and CEO, Alcan Engineered Products.

A copy of the press release of Alcan dated October 30, 2006 is filed as Exhibit 99.1.

The terms of the employment agreements of Mr. Jacques and Ms. Bories are described in the Proxy Circular pp. 19-21 filed as exhibit 99.1 to the Annual Report on Form 10-K for the year ended December 31, 2005.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(c)                          Exhibits

99.1         Press release of Alcan Inc., dated October 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: October 31, 2006

EXHIBIT INDEX

Exhibit

Number                                                           Description

(99.1)                                  Press release of Alcan Inc., dated October 30, 2006.